UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2014 (September 22, 2014)

VBI VACCINES INC.

(Exact name of registrant as specified in charter)

Delaware	000-18188	93-0589534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 3rd Street, Suite 2241

Cambridge, Massachusetts 02142

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (617) 830-3031

Paulson Capital (Delaware) Corp.

1331 NW Lovejoy Street, Suite 720

Portland, Oregon 97209

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

 On July 25, 2014, VBI Vaccines Inc. (f/k/a Paulson Capital (Delaware) Corp.), a Delaware corporation (the “Registrant”), completed the merger and other transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 8, 2014 (the “Merger Agreement”), by and among the Registrant, Variation Biotechnologies (US), Inc., a Delaware corporation, and VBI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Pursuant to the terms of the Merger Agreement, the Registrant entered into leak-out agreements (the “Original Leak-Outs”) with certain investors of the Registrant (the “July 2013 Investors”), whereby each July 2013 Investor agreed to certain sale and transfer restrictions with respect to the Registrant's securities acquired by the July 2013 Investors from the Registrant in connection with the Registrant’s July 2013 private placement (the “July 2013 Securities”). The Original Leak-Outs are attached as exhibits to and described further in the Form 8-K filed by the Registrant on May 14, 2014.

On or about September 22, 2014, the July 2013 Investors transferred all of the July 2013 Securities to Bio Vaccines LP, a limited partnership of which the July 2013 Investors are members (“Bio Vaccines”), for the purpose of combining all of the July 2013 Securities under a single leak-out agreement.

Accordingly, on September 22, 2014, the Registrant and Bio Vaccines LP, entered into a leak-out agreement having the same duration as the Original Leak-Outs and covering all of the July 2013 Securities (the “Revised Leak-Out”). The Revised Leak-Out also contains the following material revisions to the terms of the Original Leak-Outs; (i) the minimum sale price was increased from $2.50 to $2.75 (on a post-reverse split basis); (ii) the sale price at or above which the leak-out restrictions shall not apply was decreased from $15.00 to $7.00 (on a post-reverse split basis); (iii) private block trades of at least 100,000 shares of the Registrant’s common stock (on a post-reverse split basis) to any person who is not an affiliate of Bio Vaccines shall not be subject to the terms of the Revised Leak-Out; (iv) the Cumulative Unsold Amount (as defined in the Revised Leak-Out) increased from a total of 320,000 shares under the Original Leak-Outs combined to a total of 640,000 shares under the Revised Leak-Out (on a post-reverse split and as converted to common stock basis); and (v) the Sale Limit (as defined in the Revised Leak-Out) increased from a total of 200,000 shares under the Original Leak-Outs combined to a total of 400,000 shares under the Revised Leak-Outs (on a post-reverse split and as converted to common stock basis).

The foregoing description of the Revised Leak-Out does not purport to be complete, and is qualified in its entirety by reference to the full text of the Revised Leak-Out, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Leak-Out Agreement with Bio Vaccines LP*

__________________

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI VACCINES, INC.

Date: September 23, 2014	By:	/s/ Jeff Baxter
Jeff Baxter Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Leak-Out Agreement with Bio Vaccines LP*

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*Filed herewith